Analysis of Leased Assets Under Capital Leases (Detail) In Millions	Mar. 31, 2011 USD ($)	Mar. 31, 2011 JPY (¥)	Mar. 31, 2010 JPY (¥)
Class of property
Building	$ 161	¥ 13,412	¥ 23,518
Machinery and equipment	364	30,283	48,043
Less - Accumulated depreciation	(223)	(18,590)	(36,926)
Capital Leases, Balance Sheet, Assets by Major Class, Net, Total	$ 302	¥ 25,105	¥ 34,635